UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2023

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Seneca Street, Suite 507, Buffalo, New York (Address of Principal Executive Office)	14204 (Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.00001 par value per share	XXII	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed on March 3, 2023, 22nd Century Group, Inc. (the “Company”) entered into that certain Securities Purchase Agreement (the “SPA”) with JGB Partners, LP (“JGB Partners”), JGB Capital, LP (“JGB Capital”) and JGB Capital Offshore Ltd. (“JGB Offshore” and collectively with JGB Partners and JGB Capital, the “Holders”) and JGB Collateral, LLC, as collateral agent for the Holders (the “Agent”). Pursuant to the SPA, the Holders purchased (i) 7% Original Issue Discount Senior Secured Debentures (the “Debentures”) of the Company and (ii) warrants to purchase up to 333,334 shares (later adjusted to 496,960) shares of the Company’s common stock, par value $0.00001 per share (the “Warrants”).

On October 16, 2023, the Company entered into a Waiver and Amendment Agreement (the “Amendment”) with each of the subsidiaries of the Company executing the Debentures, the Holders and the Agent, pursuant to which, among other things, (a) the Holders waived an event of default under Section 7(d) of the Debentures which required the Company to achieve revenue of at least $18.5 million for the quarter ended September 30, 2023 (the “waiver”), (b) the parties agreed to amend Schedule E of the Debentures to reduce the Revenue Target (as such term is defined in the Debentures), for the quarter ended December 31, 2023, to $15.5 million, and (c) the Company agreed to release to the Holders the $7.5 million that the Company was required to maintain in a separate account (the “Escrow Funds”) which Escrow Funds will be applied to, and reduce, the outstanding principal amount of the Debentures on a dollar-for-dollar basis.

Additionally, as additional consideration to the Holders’ waiver, whereby the Company has agreed to assign, transfer and convey to the Agent, the Company’s entire right, title and interest in and to (i) the Promissory Note made by J&N Real Estate Company, L.L.C. (“J&N”) payable to the Company in the principal amount of $3,800,000 and (ii) the Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated June 30, 2021, between J&N, as borrower, for the benefit of the Company, as lender (collectively, the “Pledged Indebtedness”). Upon assignment of the Pledged Indebtedness, the Company will recognize as a non-monetary transaction, $2,600,000 of consideration in exchange to be applied as a $2,000,000 reduction of the Put Price (as defined below) and $600,000 reduction of the outstanding principal amount of Debentures.

In connection with the waiver, the Company and Holders have agreed to exercise the outstanding put provision to redeem 166,667 Warrants for an aggregate put price equal to $2,500,005 (the “Put Price”), which is concurrently reduced by $2,000,000, as described above, with the remaining $500,005 payable by the Company on the Maturity Date. No cash will be exchanged as a result of executing the Amendment.

The Amendment contains customary reaffirmations, reconfirmations of security interests and subsidiary guarantees, and representations and warranties typical for a waiver and amendment of this type.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 of this Current Report and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.07 related to the July 10, 2023 warrants is incorporated herein by reference.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 16, 2023, the stockholders of the Company approved an amendment (the “Articles Amendment”) to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from thirty-three million three hundred thirty-three thousand and three hundred thirty-four (33,333,334) shares to sixty-six million, six hundred sixty-six thousand sixty hundred sixty-seven (66,666,667), which was filed and effective with the Secretary of the State of Nevada on October 16, 2023. The Articles Amendment was filed as Appendix A to the Company’s definitive proxy statement filed August 29, 2023 and the terms thereof are incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

A 2023 Special Meeting of Stockholders of the Company was held on Monday, October 16, 2023 to vote on the following proposals:

(1)	To approve the price adjustment provisions in the warrants dated July 10, 2023, pursuant to Rule 5365(d) of the Nasdaq Stock Market. In accordance with the voting results listed below, the proposal was approved. As a result, the exercise price on the 1,557,268 warrants dated July 10, 2023 have been automatically adjusted from $3.80 per share of common stock to $2.42 per share of common stock to match the exercise price of the warrants dated July 20, 2023.

For	Against	Abstain	Broker non-votes

5,062,542	2,462,445	41,993	5,996,943

(2)	To approve the price adjustment provisions in the warrants dated July 20, 2023, pursuant to Rule 5365(d) of the Nasdaq Stock Market. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
5,051,843	2,473,023	42,114	5,996,943

(3)	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from thirty-three million three hundred thirty-three thousand and three hundred thirty-four (33,333,334) shares to sixty-six million, six hundred sixty-six thousand sixty hundred sixty-seven (66,666,667). In accordance with the voting results listed below, the amendment to the Articles of Incorporation was approved.

For	Against	Abstain
11,369,598	2,111,036	83,289

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Item 7.01	Regulation FD Disclosure.

On October 16, 2023, the Company issued a press release in connection with a proposed public offering of shares of common stock and warrants. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this item (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Form of Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference from Appendix A to the definitive proxy statement filed on August 29, 2023).
10.1	Waiver and Amendment Agreement dated October 16, 2023.
99.1	Press Release dated October 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22ND CENTURY GROUP, INC.

/s/ Peter Ferola
Date: October 16, 2023	Peter Ferola
Chief Legal Officer

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